UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2022

Date of reporting period:	May 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Sustainable Future Fund

Annual report
4 | 30 | 22

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PMVAX

Putnam
Sustainable Future
Fund

Annual report
4 | 30 | 22

Message from the Trustees

June 14, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The Putnam Sustainable Future Linked Benchmark represents the performance of the Russell 3000 Value Index through March 20, 2018, and the performance of the Russell Midcap Growth Index thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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How was the investing environment for U.S. stocks during the reporting period?

KATHERINE It was an extremely challenging period for financial markets, particularly in the second half. Early in the period, stocks delivered gains but markets were volatile due to concerns about rising inflation and the spread of the Delta variant of Covid-19. Also, several businesses were challenged by cost pressures brought on by supply chain disruptions and shortages in materials, parts, and labor. Despite these issues, major stock market indexes reached all-time highs, boosted in part by strong earnings results from many businesses. Later in 2021, stocks met with more turbulence as the Omicron variant of Covid-19 emerged. As new Covid cases mounted, concerns grew about the potential for renewed economic shutdowns. Even with these many headwinds, U.S. stocks closed the 2021 calendar year near record highs, marking their third consecutive year of gains.

After the solid finish to 2021, serious new challenges emerged in early 2022. On February 24, Russia launched a large-scale invasion of Ukraine, rattling global financial markets. Stock market volatility surged and uncertainty grew over the long-term impact of this humanitarian

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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and geopolitical crisis. At the same time, the U.S. Federal Reserve voted to raise interest rates for the first time since 2018 in an effort to ease inflation. The Fed is expected to raise rates several times in 2022, leading to investor concerns about the impact on stock performance. Market volatility continued into the final month of the period, when major indexes recorded significant losses, including the S&P 500 Index, which posted its worst monthly performance since March 2020.

How did the fund perform for the 12-month reporting period?

KATHERINE In this difficult environment, the fund returned –25.87%, underperforming its primary benchmark, the Russell Midcap Growth Index, which returned –16.73%. Growth stocks, which are the focus of this fund, struggled as investors favored more economically sensitive value stocks, which tend to perform better when interest rates rise.

What were some holdings that contributed to relative performance during the period?

STEPHANIE Among the top contributors to relative performance was McCormick & Company. McCormick manufactures and distributes spices, seasonings, and condiments to retailers and food service businesses. The company has a deep commitment to sustainable farming practices. It also has strong relationships with farmers, which makes for a more resilient and adaptable supply network. We believe growing demand for cleaner labels and healthier food, plus McCormick’s strong supply chain, should contribute to ongoing revenue, earnings, and cash flow growth. McCormick has strong pricing power and brand strength, in our view, which allows it to pass on higher input costs.

KATHERINE Another key contributor was Thermo Fisher Scientific, a manufacturer of analytical laboratory instruments. The business has experienced accelerating organic growth across various end markets. The company continues to outgrow many of its end markets as it makes investments to serve a broad range of customer needs. Also, throughout the pandemic, the company gained share in the clinical PCR testing market. We believe this should continue to be a meaningful contributor to revenues.

What were some holdings that detracted from the fund’s relative performance during the period?

STEPHANIE A top detractor for the period was Teladoc, a virtual healthcare company. This stock came under pressure as investors considered the potential impact of post-pandemic reopening trends and increasing competition in Teladoc’s target markets. As of period-end, Teladoc was no longer held in the portfolio.

KATHERINE Another detractor from fund performance was Sunrun, a leader in residential solar installations in the United States. The stock struggled in response to the company’s under-whelming second-quarter financial results as well as the transition of its co-founder and chief executive officer to executive co-chair of the board of directors. In addition, higher interest rates impact Sunrun’s cost of capital, which matters for this relatively capital-intensive business. In our view, the management team remains strong and the company continues to offer attractive long-term growth prospects. We believe Sunrun’s unit economics and its ability to fund long-term growth remain intact.

As the fund begins a new fiscal year, what is your outlook?

STEPHANIE We are aware, as seasoned investors, that continued stock market volatility is likely in the months ahead. We are attuned to macroeconomic concerns while also focusing

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on our disciplined process, fundamental research and valuation analysis, and active risk management. We seek individual companies that have compelling multiyear fundamental prospects linked to clear sustainability characteristics. And we continue to be excited about the number of opportunities we are finding in the market.

As always, we believe certain environmental, social, and governance factors are relevant and material to long-term business fundamentals, and therefore important to all investors. Our process aims to identify companies where strong sustainability performance is contributing to strong fundamental and investment prospects.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/1/99)
Before sales charge	9.71%	10.96%	9.20%	8.94%	–25.87%
After sales charge	9.42	10.30	7.92	6.81	–30.13
Class B (1/16/01)
Before CDSC	9.53	10.54	8.38	8.12	–26.41
After CDSC	9.53	10.54	8.15	7.33	–29.48
Class C (1/16/01)
Before CDSC	9.42	10.30	8.40	8.15	–26.40
After CDSC	9.42	10.30	8.40	8.15	–27.01
Class R (4/1/03)
Net asset value	9.44	10.69	8.94	8.68	–26.05
Class R6 (5/22/18)
Net asset value	9.98	11.29	9.58	9.33	–25.62
Class Y (4/2/02)
Net asset value	9.96	11.24	9.48	9.21	–25.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

Class C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year
Russell Midcap Growth Index	7.88%	12.17%	12.06%	8.72%	–16.73%
Putnam Sustainable Future
Linked Benchmark*	7.42	11.44	9.63	8.72	–16.73
Lipper Multi-Cap Growth Funds
category average†	7.22	12.42	13.31	10.90	–17.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The Putnam Sustainable Future Linked Benchmark represents the performance of the Russell 3000 Value Index through March 20, 2018, and the performance of the Russell Midcap Growth Index thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/22, there were 485, 456, 413, 284, and 91 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $27,248 and $26,642, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $27,613, $29,146, and $29,015, respectively.

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Fund price and distribution information For the 12-month period ended 4/30/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	—		—	—	—	—	—
Capital gains
Long-term gains	$3.002		$3.002	$3.002	$3.002	$3.002	$3.002
Short-term gains	0.721		0.721	0.721	0.721	0.721	0.721
Total	$3.723		$3.723	$3.723	$3.723	$3.723	$3.723
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
4/30/21	$26.82	$28.46	$23.09	$23.02	$25.69	$27.15	$27.05
4/30/22	17.08	18.12	14.20	14.15	16.20	17.39	17.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/1/99)
Before sales charge	10.37%	12.17%	12.13%	14.97%	–12.02%
After sales charge	10.08	11.50	10.81	12.72	–17.08
Class B (1/16/01)
Before CDSC	10.19	11.74	11.29	14.10	–12.68
After CDSC	10.19	11.74	11.06	13.33	–16.33
Class C (1/16/01)
Before CDSC	10.08	11.49	11.29	14.10	–12.68
After CDSC	10.08	11.49	11.29	14.10	–13.41
Class R (4/1/03)
Net asset value	10.10	11.89	11.87	14.68	–12.23
Class R6 (5/22/18)
Net asset value	10.65	12.50	12.53	15.39	–11.67
Class Y (4/2/02)
Net asset value	10.62	12.45	12.42	15.26	–11.80

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/21	1.02%	1.77%	1.77%	1.27%	0.66%	0.77%
Annualized expense ratio for the
six-month period ended 4/30/22*†	1.03%	1.78%	1.78%	1.28%	0.67%	0.78%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes one-time annualized proxy cost of 0.01%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/21 to 4/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.27	$7.38	$7.38	$5.31	$2.78	$3.24
Ending value (after expenses)	$673.70	$671.40	$671.60	$673.00	$675.00	$674.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/22, use the following calculation method. To find the value of your investment on 11/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.16	$8.90	$8.90	$6.41	$3.36	$3.91
Ending value (after expenses)	$1,019.69	$1,015.97	$1,015.97	$1,018.45	$1,021.47	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Investing with a focus on companies whose products and services produce positive environmental, social, and economic development impact may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Sustainable Future Linked Benchmark represents the performance of the Russell 3000® Value Index through March 20, 2018, and the performance of the Russell Midcap® Growth Index thereafter.

Russell 3000® Value Index is an unmanaged index of those companies in the Russell 3000® Index chosen for their value orientation.

Russell Midcap® Growth Index is an unmanaged index of those companies in the Russell Midcap® Index chosen for their growth orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Sustainable Future Fund 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Investment Funds Trust and Shareholders of
Putnam Sustainable Future Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Sustainable Future Fund (one of the funds constituting Putnam Investment Funds Trust, referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the two years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 11, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and -regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

18 Sustainable Future Fund

The fund’s portfolio 4/30/22

COMMON STOCKS (97.4%)*	Shares	Value
Banks (1.7%)
First Republic Bank/CA	28,119	$4,195,917
Signature Bank/NY	12,200	2,955,450
		7,151,367
Biotechnology (4.3%)
Compass Pathways PLC ADR (United Kingdom) † S	150,400	1,362,624
Exact Sciences Corp. †	90,600	4,987,530
Regeneron Pharmaceuticals, Inc. †	14,200	9,359,362
Twist Bioscience Corp. † S	66,425	1,915,697
		17,625,213
Building products (1.5%)
Advanced Drainage Systems, Inc.	60,700	6,219,322
		6,219,322
Capital markets (2.7%)
MSCI, Inc.	26,300	11,078,875
		11,078,875
Chemicals (6.6%)
Ecolab, Inc.	27,200	4,606,048
Ginkgo Bioworks Holdings, Inc. †	560,939	1,626,723
Ginkgo Bioworks Holdings, Inc. † S	157,600	457,040
Ingevity Corp. †	96,700	5,792,330
Koninklijke DSM NV (Netherlands)	48,769	8,168,320
Novozymes A/S Class B (Denmark)	93,178	6,473,960
		27,124,421
Commercial services and supplies (3.5%)
Casella Waste Systems, Inc. Class A †	71,500	5,880,160
Cintas Corp.	21,100	8,382,186
		14,262,346
Containers and packaging (1.5%)
Ball Corp.	74,900	6,078,884
		6,078,884
Diversified consumer services (1.1%)
Chegg, Inc. † S	184,400	4,562,056
		4,562,056
Diversified financial services (2.0%)
Eurazeo SE (France)	109,626	8,393,387
		8,393,387
Diversified telecommunication services (1.5%)
Liberty Global PLC Class C (United Kingdom) †	266,700	6,320,790
		6,320,790
Electric utilities (1.8%)
NextEra Energy, Inc.	102,900	7,307,958
		7,307,958
Electrical equipment (1.4%)
Fluence Energy, Inc. † S	170,357	1,562,174
Sunrun, Inc. † S	213,488	4,265,490
		5,827,664

Sustainable Future Fund 19

COMMON STOCKS (97.4%)* cont.	Shares	Value
Electronic equipment, instruments, and components (3.6%)
Trimble Inc. †	124,700	$8,317,490
Zebra Technologies Corp. Class A †	17,900	6,616,914
		14,934,404
Food and staples retail (1.3%)
Sprouts Farmers Market, Inc. † S	184,000	5,483,200
		5,483,200
Food products (3.0%)
McCormick & Co., Inc. (non-voting shares)	122,700	12,339,939
		12,339,939
Health-care equipment and supplies (8.3%)
Cooper Cos., Inc. (The)	22,200	8,015,088
DexCom, Inc. †	22,900	9,356,482
Edwards Lifesciences Corp. †	89,100	9,424,998
Mesa Laboratories, Inc.	26,531	5,667,818
ResMed, Inc.	10,100	2,019,697
		34,484,083
Health-care providers and services (2.2%)
HealthEquity, Inc. †	148,850	9,276,332
		9,276,332
Hotels, restaurants, and leisure (4.0%)
Chipotle Mexican Grill, Inc. †	9,200	13,391,612
Vail Resorts, Inc.	11,800	2,999,088
		16,390,700
Insurance (0.7%)
GreenLight Biosciences Holdings	372,000	3,031,800
		3,031,800
Internet and direct marketing retail (1.5%)
Etsy, Inc. †	49,700	4,631,543
thredUp, Inc. Class A † S	264,181	1,740,953
		6,372,496
IT Services (1.5%)
Mastercard, Inc. Class A	12,300	4,469,574
Shopify, Inc. Class A (Canada) †	4,500	1,920,690
		6,390,264
Life sciences tools and services (7.4%)
Bio-Rad Laboratories, Inc. Class A †	10,400	5,325,424
Danaher Corp.	55,200	13,862,376
Thermo Fisher Scientific, Inc.	20,400	11,279,568
		30,467,368
Mortgage real estate investment trusts (REITs) (2.0%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	204,900	8,193,951
		8,193,951
Pharmaceuticals (1.3%)
Zoetis, Inc.	29,300	5,193,425
		5,193,425
Professional services (4.1%)
Bureau Veritas SA (France)	180,527	5,173,174
Korn Ferry	134,000	8,232,960
Planet Labs PBC † S	684,200	3,441,526
		16,847,660

20 Sustainable Future Fund

COMMON STOCKS (97.4%)* cont.	Shares	Value
Road and rail (1.3%)
Lyft, Inc. Class A †	161,400	$5,261,640
		5,261,640
Semiconductors and semiconductor equipment (4.8%)
Applied Materials, Inc.	78,100	8,618,335
ASML Holding NV (NY Reg Shares) (Netherlands)	9,400	5,299,438
ON Semiconductor Corp. †	26,100	1,360,071
Wolfspeed, Inc. †	50,600	4,640,526
		19,918,370
Software (15.0%)
Adobe, Inc. †	26,600	10,532,270
Bill.com Holdings, Inc. †	34,200	5,838,282
Ceridian HCM Holding, Inc. †	56,200	3,154,506
Crowdstrike Holdings, Inc. Class A †	54,700	10,872,172
Dynatrace, Inc. †	180,527	6,925,016
Palo Alto Networks, Inc. †	17,900	10,046,912
Roper Technologies, Inc.	16,100	7,565,712
Unity Software, Inc. †	43,700	2,902,117
Verra Mobility Corp. †	300,700	4,218,821
		62,055,808
Textiles, apparel, and luxury goods (4.4%)
Levi Strauss & Co. Class A	331,000	5,994,410
Lululemon Athletica, Inc. (Canada) †	33,845	12,002,452
		17,996,862
Trading companies and distributors (1.4%)
Core & Main, Inc. Class A † S	240,500	5,714,280
		5,714,280
Total common stocks (cost $356,212,889)		$402,304,865

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 1.375%, 8/31/26 [i]	$119,000	$111,673
Total U.S. treasury obligations (cost $111,673)		$111,673

SHORT-TERM INVESTMENTS (7.4%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.45% [d]	22,663,155	$22,663,155
Putnam Short Term Investment Fund Class P 0.43% L	7,615,020	7,615,020
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.29% P	110,000	110,000
Total short-term investments (cost $30,388,175)		$30,388,175

TOTAL INVESTMENTS
Total investments (cost $386,712,737)	$432,804,713

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Sustainable Future Fund 21

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $413,194,433.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/22 (aggregate face value $9,920,049)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Euro	Sell	6/15/22	$3,639,978	$3,833,174	$193,196
Barclays Bank PLC
	British Pound	Sell	6/15/22	1,986,588	2,113,957	127,369
HSBC Bank USA, National Association
	British Pound	Sell	6/15/22	1,126,589	1,198,837	72,248
JPMorgan Chase Bank N.A.
	Euro	Sell	6/15/22	1,047,302	1,102,883	55,581
State Street Bank and Trust Co.
	Euro	Sell	6/15/22	939,908	989,835	49,927
UBS AG
	Euro	Sell	6/15/22	648,063	681,363	33,300
Unrealized appreciation						531,621
Unrealized (depreciation)						—
Total						$531,621
* The exchange currency for all contracts listed is the United States Dollar.

22 Sustainable Future Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$6,320,790	$—	$—
Consumer discretionary	45,322,114	—	—
Consumer staples	17,823,139	—	—
Financials	29,455,993	8,393,387	—
Health care	97,046,421	—	—
Industrials	48,959,738	5,173,174	—
Information technology	103,298,846	—	—
Materials	18,561,025	14,642,280	—
Utilities	7,307,958	—	—
Total common stocks	374,096,024	28,208,841	—
U.S. treasury obligations	—	111,673	—
Short-term investments	110,000	30,278,175	—
Totals by level	$374,206,024	$58,598,689	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$531,621	$—
Totals by level	$—	$531,621	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 4/30/21	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 4/30/22
Common stocks*:
Financials	$5,942,426	$—	$(168,043)	$(220,986)	$—	$(5,553,397)	$—	$—	$—
Totals	$5,942,426	$—	$(168,043)	$(220,986)	$—	$(5,553,397)	$—	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.
# Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 23

Statement of assets and liabilities 4/30/22

ASSETS
Investment in securities, at value, including $20,234,592 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $356,434,562)	$402,526,538
Affiliated issuers (identified cost $30,278,175) (Note 5)	30,278,175
Cash	252
Foreign currency (cost $254) (Note 1)	251
Dividends, interest and other receivables	85,283
Foreign tax reclaim	121,028
Receivable for shares of the fund sold	193,237
Receivable for investments sold	7,209,243
Unrealized appreciation on forward currency contracts (Note 1)	531,621
Prepaid assets	50,362
Total assets	440,995,990

LIABILITIES
Payable for investments purchased	4,010,040
Payable for shares of the fund repurchased	255,902
Payable for compensation of Manager (Note 2)	202,205
Payable for custodian fees (Note 2)	8,013
Payable for investor servicing fees (Note 2)	120,540
Payable for Trustee compensation and expenses (Note 2)	107,332
Payable for administrative services (Note 2)	1,659
Payable for distribution fees (Note 2)	83,961
Collateral on securities loaned, at value (Note 1)	22,663,155
Collateral on certain derivative contracts, at value (Notes 1 and 8)	221,673
Other accrued expenses	127,077
Total liabilities	27,801,557

Net assets	$413,194,433

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$372,202,736
Total distributable earnings (Note 1)	40,991,697
Total — Representing net assets applicable to capital shares outstanding	$413,194,433

(Continued on next page)

24 Sustainable Future Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($323,726,059 divided by 18,950,992 shares)	$17.08
Offering price per class A share (100/94.25 of $17.08)*	$18.12
Net asset value and offering price per class B share ($198,680 divided by 13,993 shares)**	$14.20
Net asset value and offering price per class C share ($8,581,021 divided by 606,646 shares)**	$14.15
Net asset value, offering price and redemption price per class R share
($7,931,124 divided by 489,692 shares)	$16.20
Net asset value, offering price and redemption price per class R6 share
($23,723,710 divided by 1,363,997 shares)	$17.39
Net asset value, offering price and redemption price per class Y share
($49,033,839 divided by 2,834,802 shares)	$17.30

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 25

Statement of operations Year ended 4/30/22

INVESTMENT INCOME
Dividends (net of foreign tax of $42,243)	$1,822,827
Interest (including interest income of $21,200 from investments in affiliated issuers) (Note 5)	21,302
Securities lending (net of expenses) (Notes 1 and 5)	333,497
Total investment income	2,177,626

EXPENSES
Compensation of Manager (Note 2)	3,158,190
Investor servicing fees (Note 2)	849,400
Custodian fees (Note 2)	25,491
Trustee compensation and expenses (Note 2)	22,459
Distribution fees (Note 2)	1,309,987
Administrative services (Note 2)	15,080
Other	298,175
Total expenses	5,678,782
Expense reduction (Note 2)	(1,617)
Net expenses	5,677,165

Net investment loss	(3,499,539)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	40,349,185
Foreign currency transactions (Note 1)	(1,755)
Forward currency contracts (Note 1)	672,128
Total net realized gain	41,019,558
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(186,650,782)
Assets and liabilities in foreign currencies	(12,743)
Forward currency contracts	566,674
Total change in net unrealized depreciation	(186,096,851)

Net loss on investments	(145,077,293)

Net decrease in net assets resulting from operations	$(148,576,832)

The accompanying notes are an integral part of these financial statements.

26 Sustainable Future Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/22	Year ended 4/30/21
Operations
Net investment loss	$(3,499,539)	$(2,164,229)
Net realized gain on investments
and foreign currency transactions	41,019,558	83,573,119
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(186,096,851)	174,906,368
Net increase (decrease) in net assets resulting
from operations	(148,576,832)	256,315,258
Distributions to shareholders (Note 1):
Net realized short-term gain on investments
Class A	(12,391,715)	(17,937,249)
Class B	(9,985)	(9,989)
Class C	(398,834)	(695,299)
Class R	(314,958)	(490,170)
Class R6	(939,169)	(944,164)
Class Y	(2,235,518)	(2,184,746)
From net realized long-term gain on investments
Class A	(51,594,910)	(23,828,082)
Class B	(41,572)	(13,269)
Class C	(1,660,609)	(923,645)
Class R	(1,311,376)	(651,149)
Class R6	(3,910,382)	(1,254,240)
Class Y	(9,307,939)	(2,902,246)
Increase from capital share transactions (Note 4)	24,267,017	29,869,189
Total increase (decrease) in net assets	(208,426,782)	234,350,199

NET ASSETS
Beginning of year	621,621,215	387,271,016
End of year	$413,194,433	$621,621,215

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 27

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2022	$26.82	(.15)	(5.87)	(6.02)	—	(3.72)	(3.72)	$17.08	(25.87)	$323,726	1.00	(.63)	50
April 30, 2021	17.52	(.10)	11.92	11.82	—	(2.52)	(2.52)	26.82	69.07	481,902	1.02	(.43)	43
April 30, 2020	17.45	(.03)	.59	.56	(.01)	(.48)	(.49)	17.52	3.15	311,058	1.07	(.18)	72
April 30, 2019	19.58	.10	2.23	2.33	(.23)	(4.23)	(4.46)	17.45	14.92	324,312	1.09	.51	31
April 30, 2018	19.59	.11	.77	.88	—	(.89)	(.89)	19.58	4.53	324,298	1.07	.56	116
Class B
April 30, 2022	$23.09	(.29)	(4.88)	(5.17)	—	(3.72)	(3.72)	$14.20	(26.41)	$199	1.75	(1.38)	50
April 30, 2021	15.43	(.25)	10.43	10.18	—	(2.52)	(2.52)	23.09	67.75	358	1.77	(1.19)	43
April 30, 2020	15.53	(.14)	.52	.38	—	(.48)	(.48)	15.43	2.39	146	1.82	(.91)	72
April 30, 2019	17.92	(.04)	2.00	1.96	(.12)	(4.23)	(4.35)	15.53	14.08	216	1.84	(.26)	31
April 30, 2018	18.14	.07	.60	.67	—	(.89)	(.89)	17.92	3.72	91	1.82	.36	116
Class C
April 30, 2022	$23.02	(.29)	(4.86)	(5.15)	—	(3.72)	(3.72)	$14.15	(26.40)	$8,581	1.75	(1.38)	50
April 30, 2021	15.38	(.24)	10.40	10.16	—	(2.52)	(2.52)	23.02	67.84	14,396	1.77	(1.17)	43
April 30, 2020	15.48	(.14)	.52	.38	—	(.48)	(.48)	15.38	2.40	11,503	1.82	(.92)	72
April 30, 2019	17.80	(.03)	1.98	1.95	(.04)	(4.23)	(4.27)	15.48	14.04	14,027	1.84	(.20)	31
April 30, 2018	18.02	(.03)	.70	.67	—	(.89)	(.89)	17.80	3.74	17,538	1.82	(.16)	116
Class R
April 30, 2022	$25.69	(.21)	(5.56)	(5.77)	—	(3.72)	(3.72)	$16.20	(26.05)	$7,931	1.25	(.88)	50
April 30, 2021	16.89	(.16)	11.48	11.32	—	(2.52)	(2.52)	25.69	68.68	11,470	1.27	(.68)	43
April 30, 2020	16.87	(.07)	.57	.50	—	(.48)	(.48)	16.89	2.92	8,318	1.32	(.43)	72
April 30, 2019	19.06	.05	2.16	2.21	(.17)	(4.23)	(4.40)	16.87	14.64	9,841	1.34	.29	31
April 30, 2018	19.14	.06	.75	.81	—	(.89)	(.89)	19.06	4.26	10,835	1.32	.32	116
Class R6
April 30, 2022	$27.15	(.07)	(5.97)	(6.04)	—	(3.72)	(3.72)	$17.39	(25.62)	$23,724.65		(.28)	50
April 30, 2021	17.65	(.02)	12.04	12.02	—	(2.52)	(2.52)	27.15	69.72	30,380.66		(.09)	43
April 30, 2020	17.58	.03	.60	.63	(.08)	(.48)	(.56)	17.65	3.51	15,191.68		.19	72
April 30, 2019 #	20.59	.14	1.35	1.49	(.27)	(4.23)	(4.50)	17.58	10.17*	13,953	.66*	.78*	31
Class Y
April 30, 2022	$27.05	(.10)	(5.93)	(6.03)	—	(3.72)	(3.72)	$17.30	(25.68)	$49,034.75		(.38)	50
April 30, 2021	17.61	(.04)	12.00	11.96	—	(2.52)	(2.52)	27.05	69.53	83,115.77		(.17)	43
April 30, 2020	17.54	.01	.59	.60	(.05)	(.48)	(.53)	17.61	3.38	41,056.82		.06	72
April 30, 2019	19.66	.15	2.24	2.39	(.28)	(4.23)	(4.51)	17.54	15.23	32,539.84		.79	31
April 30, 2018	19.62	.17	.76	.93	—	(.89)	(.89)	19.66	4.78	45,701.82		.83	116

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized

# For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

28 Sustainable Future Fund	Sustainable Future Fund 29

Notes to financial statements 4/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2021 through April 30, 2022.

Putnam Sustainable Future Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies.

Putnam Management’s approach to sustainable investing incorporates fundamental research together with consideration of sustainable environmental, social and economic development impact. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate potential for strong financial growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet Putnam Management’s sustainability criteria. These criteria are based on a proprietary sustainability solutions map that links to the United Nations Sustainable Development Goals (SDGs). In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by us. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment, Putnam Management considers the extent to which a company’s products or services may provide solutions to forward-looking sustainability needs, creating positive impact in environmental, social and economic development areas. Environmental impacts may include, for example, reduction of carbon emissions and improved water quality. Social impacts may include, for example, improvements in employee well-being, supplier standards, or access to products, information, or security. Economic development impacts may include, for example, stakeholder analysis and shared value approaches to business practices, access to economic opportunity, or improvements in operational effectiveness or efficiency.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated

30 Sustainable Future Fund

otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Sustainable Future Fund 31

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other

32 Sustainable Future Fund

things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $22,663,155 and the value of securities loaned amounted to $21,439,824. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

Sustainable Future Fund 33

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $472,804 recognized during the period between November 1, 2021 and April 30, 2022 to its fiscal year ending April 30, 2023.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,168,635 to its fiscal year ending April 30, 2023 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2022 and April 30, 2022, and (ii) specified ordinary and currency losses recognized between November 1, 2021 and April 30, 2022).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, realized gains and losses on passive foreign investment companies and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $764,230 to decrease accumulated net investment loss and $764,230 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$97,353,008
Unrealized depreciation	(53,711,109)
Net unrealized appreciation	43,641,899
Post-October capital loss deferral	(472,804)
Late year ordinary loss deferral	(2,168,635)
Cost for federal income tax purposes	$389,694,435

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

34 Sustainable Future Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.541% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$681,498	Class R6	16,075
Class B	475	Class Y	115,835
Class C	19,040	Total	$849,400
Class R	16,477

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,617 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $351, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Sustainable Future Fund 35

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,126,270
Class B	1.00%	1.00%	3,142
Class C	1.00%	1.00%	126,069
Class R	1.00%	0.50%	54,506
Total			$1,309,987

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $50,744 from the sale of class A shares and received $117 and $939 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $459 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$285,810,137	$336,616,138
U.S. government securities (Long-term)	—	—
Total	$285,810,137	$336,616,138

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	820,252	$20,336,860	1,418,038	$34,421,049
Shares issued in connection with
reinvestment of distributions	2,749,462	62,412,782	1,685,171	40,713,732
	3,569,714	82,749,642	3,103,209	75,134,781
Shares repurchased	(2,584,239)	(62,077,878)	(2,891,767)	(67,136,676)
Net increase	985,475	$20,671,764	211,442	$7,998,105

36 Sustainable Future Fund

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	602	$14,003	9,153	$201,908
Shares issued in connection with
reinvestment of distributions	2,724	51,557	1,115	23,258
	3,326	65,560	10,268	225,166
Shares repurchased	(4,831)	(94,918)	(4,206)	(84,308)
Net increase (decrease)	(1,505)	$(29,358)	6,062	$140,858

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	75,932	$1,572,338	143,083	$2,993,691
Shares issued in connection with
reinvestment of distributions	108,638	2,048,916	77,666	1,615,457
	184,570	3,621,254	220,749	4,609,148
Shares repurchased	(203,273)	(4,200,138)	(343,290)	(7,167,667)
Net decrease	(18,703)	$(578,884)	(122,541)	$(2,558,519)

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	63,389	$1,475,602	110,026	$2,518,716
Shares issued in connection with
reinvestment of distributions	75,217	1,620,931	48,525	1,123,842
	138,606	3,096,533	158,551	3,642,558
Shares repurchased	(95,424)	(2,231,854)	(204,550)	(4,692,897)
Net increase (decrease)	43,182	$864,679	(45,999)	$(1,050,339)

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	487,425	$12,490,851	439,374	$10,986,889
Shares issued in connection with
reinvestment of distributions	210,119	4,849,551	90,025	2,198,404
	697,544	17,340,402	529,399	13,185,293
Shares repurchased	(452,429)	(10,335,781)	(271,037)	(6,276,644)
Net increase	245,115	$7,004,621	258,362	$6,908,649

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	944,636	$23,732,272	2,243,434	$53,907,464
Shares issued in connection with
reinvestment of distributions	492,281	11,307,693	201,220	4,897,706
	1,436,917	35,039,965	2,444,654	58,805,170
Shares repurchased	(1,674,807)	(38,705,770)	(1,703,109)	(40,374,735)
Net increase (decrease)	(237,890)	$(3,665,805)	741,545	$18,430,435

Sustainable Future Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$40,900,308	$387,324,235	$405,561,388	$54,754	$22,663,155
Putnam Short Term
Investment Fund**	24,653,079	159,225,790	176,263,849	21,200	7,615,020
Total Short-term
investments	$65,553,387	$546,550,025	$581,825,237	$75,954	$30,278,175

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

38 Sustainable Future Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$10,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$531,621	Payables	$—
Total		$531,621		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$672,128	$672,128
Total	$672,128	$672,128

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$566,674	$566,674
Total	$566,674	$566,674

Sustainable Future Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			HSBC Bank	JPMorgan	State Street
	Bank of	Barclays	USA, National	Chase Bank	Bank and
	America N.A.	Bank PLC	Association	N.A.	Trust Co.	UBS AG	Total
Assets:
Forward currency	$193,196	$127,369	$72,248	$55,581	$49,927	$33,300	$531,621
contracts#
Total Assets	$193,196	$127,369	$72,248	$55,581	$49,927	$33,300	$531,621
Liabilities:
Forward currency	—	—	—	—	—	—	—
contracts#
Total Liabilities	$—	$—	$—	$—	$—	$—	$—
Total Financial
and Derivative	$193,196	$127,369	$72,248	$55,581	$49,927	$33,300	$531,621
Net Assets
Total collateral
received	$111,673	$110,000	$—	$—	$—	$—
(pledged)†##
Net amount	$81,523	$17,369	$72,248	$55,581	$49,927	$33,300
Controlled collateral
received (including	$111,673	$110,000	$—	$—	$—	$—	$221,673
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$—	$—	$—
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Sustainable Future Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $42,229,020 as a capital gain dividend with respect to the taxable year ended April 30, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 33.56% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 42.05%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates none of the distributions paid as qualifying to be taxed as interest-related dividends, and $16,290,178 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Sustainable Future Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; previously a Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

42 Sustainable Future Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2022, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Sustainable Future Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Sustainable Future Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Sustainable Future Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2022	$54,276	$ —	$5,382	$ —
April 30, 2021	$48,147	$ —	$5,382	$ —

For the fiscal years ended April 30, 2022 and April 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $334,333 and $314,682 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2022	$ —	$328,951	$ —	$ —
April 30, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022